March 2012
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-looking statements
Use of non-GAAP financial measures
Use of material contained herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Pre-Spin financial information
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-
looking statements.  In particular, information appearing in the “Fiscal Year 2012 Financial Guidance” section and statements about our future financial performance are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in
Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the “2011 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s sevices with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service;
any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures;
and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. Net earnings excluding the Penson “other-than-temporary impairment” charge (the
“Penson OTTI charge”) and the IBM Migration costs, diluted earnings per share excluding the Penson OTTI charge and the IBM Migration costs, and pre-tax earnings margins excluding the Penson OTTI charge and the IBM Migration costs are Non-GAAP measures.  These measures are adjusted to exclude costs to be incurred in connection with the Penson OTTI charge and the IBM Migration as Broadridge believes this information helps investors understand the effect of the Penson OTTI charge and the IBM Migration on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-
GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes such Non-
GAAP measures provide investors with a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.

2 Broadridge Overview

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >40 years
Strong position in large and attractive markets
–
Leader in investor communications and global securities processing
– Resilient through financial crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with long-term interests of shareholders
–
NY
1
for 5
th
consecutive year
1.   As recognized by the NY Society of Human Resources in 2008-2012
Highly engaged associates - one of the best large companies to work for in

Broadridge Strategy Statement
Our vision is to be the leading provider of Investor
Communications and Technology and Operations Solutions to
Banks/Broker-Dealers, Mutual Funds, and Corporate Issuers
globally
– Our mission is to drive the industry we serve to higher levels of efficiency and compliance; to partner with financial institutions and public companies to enable their growth; and to provide innovative outsourcing solutions for mission-critical activities
– We will grow our businesses by leveraging our unique network, our market position, and our brand/service reputation
– We will do so with a combination of organic growth and M&A
– We anticipate that this approach will drive 6-9% revenue growth and low-to-
mid-teens earnings growth
– We expect to pay a meaningful dividend and to opportunistically buy back shares

ProxyEdge®

THE BLACK BOOK OF OUTSOURCING

Paladyne™ SYSTEMS

Matrix® FINANCIAL SOLUTIONS

City Networks

ACCESSDATA

NEWRIVER

Broadridge®

Our market position is differentiated
and sustainable
Revenue growth
Investor Communication Services
$B
2.4
2.0
1.4
2011 2005
Growth through
crisis and recession
•
Proxy services for >85%
of outstanding
shares in US
•
Processed >600 billion shares in 2011
•
Used by >4,000 institutional investors
globally
•
Eliminates >50%
of physical mailings
• >500K votes through mobile apps since
launch
New businesses
Tuck-in acquisitions
Broadridge is well positioned to accelerate growth
and continue driving strong free cash flow
Securities Processing Services
Ranked #1
Brokerage Service
Outsourcing
Provider (2010)
Enable
clients to
process in
>50 countries
Processes
>$4 trillion
in FI trades
per day
5% CAGR

We are the leader in several markets
Market Rank
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1. Rank by market share
1
1
Investor Communication
Services
Securities Processing
Services

7 Investor Communication Solutions (ICS)

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications (ICS) is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"

Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+(1)
Managing ~350M active positions(2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+(3)
≈ Funds 700+(4)
Broadridge manages >1,600 Corporate Issuers
Broadridge processes on average 85% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
>40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
>50% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
85% of Shares Voted Electronically
Vote Processing
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

Broadridge

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book

ICS Product and Client Revenue Overview
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Increase in electronic
distribution reduces postage
revenue and increases profits
FY11 Product Revenues FY11 Client Revenues
(Based on who pays BR as agent)
Bank/Broker
- Dealer
(43%)
Mutual Fund
(28%)
Corporate
Issuer
(29%)
Distribution
$704M (45%)
Other
$103M (7%)
Fulfillment
$117M (8%)
Transaction
Reporting
$156M (10%)
Interims
$146M (9%)
Proxy
$334M (21%)
We have a strong and diverse product
offering…
…and we have deep and longstanding
client relationships
Primarily
Postage

ICS-Bank/Broker-Dealer
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile voting
platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
Competitive Advantages:
Long-standing relationships across
industry
Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
Proprietary platform to allow mutual funds to
understand their clients
Innovative business applications that address
unique industry issues such as compliance
and distribution payments
Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
Leverage to create cost-effective products for
mutual funds
ICS-Mutual Funds

What We Do:
Beneficial proxy service
Registered shareholder communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global proxy services
ICS-Issuers
Competitive Advantages: Competitive Advantages:
Market Position – only full service provider of
Unmatched Scale – able to leverage one billion
Unmatched Data – unique dataset of investors
Thought Leadership – unmatched expertise to
shareholder communications to all types of
shareholders
plus shareholder communications annually
as well as record-keeping, corporate actions
and other shareholder account servicing
and positions allows Issuers to more
effectively reach their shareholders
innovate the proxy process and help guide
Issuers through a complex regulatory
environment

14 Securities Processing Solutions (SPS)

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Trade Support
Purchase & Sales
Security Master
Regulatory Reporting
Fail Control
Cash Processing
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

16 Broadridge global processing behind the scenes Broadridge simplifies complex processes

Securities Processing North America Market Share
Overview
1
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
M
A
R
K
E
T
S
H
A
R
E
Equity
(~75%)
Transactions, $239M
Non-transactions, $211M
Fixed Income (~15%)
Transactions, $56M
Non-transactions, $30M
Outsourcing
(~10%)
$58M
FY11 Product Revenues
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~6%
Untapped
Market
~94%
(>$1 Billion)
In-house
~43%
Competitors
~2%
Equity Processing Client Volume
U.S. $ Fixed Income Client Volume
Operations Outsourcing
Broadridge
~55%

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Broadridge

SPS Top 15 Clients for FY11
SPS client relationships are stable in volatile
market
Note: The above schedule is an alphabetical listing of the top 15 SPS clients which represent ~70% of SPS revenues as of June 30, 2011.
Top Equity Processing Fixed Income
Clients Retail Institutional Processing Outsourcing
Alliance Bernstein
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Mizuho Securities USA
Penson
Royal Bank of Canada
Scotia Capital
UBS Securities

SPS-Technology and Operations
What We Do:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation applications
– Data aggregation and warehousing tools
Industry-leading global business process
outsourcing (BPO) solutions
Unique global technology platform
provides processing access to over 50
countries
Breadth of asset classes on single
“platform”
Leading market position and scale
Flexible business model that can be
tailored to unique client needs
Trusted brand
Competitive Advantages:

20 Financial Overview

~$200-300M
~$70-130M
~$2,200M
FY11
~$70–130M
FY14
estimate incl.
event-driven
~$2,600–2,900M
Event-driven FY14
estimate
~$70M
~$2,500–2,800M
Potential upside
+1–2%
=5–8%
+3–4%
+1–2%
+~1%
=6–9%
Recurring revenue
Return of
mutual fund
activity
should provide
additional
opportunity
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Total expected annual growth of
5–8% through FY14 from recurring revenue
Market
growth
Net new
business
Tuck-in
acquisitions

13.1%
Key initiatives
17.6-18.9%
Event-driven
250–280bps
FY14
estimate
(recurring)
90–150bps
FY14
estimate
(recurring +
key initiatives)
13.9–14.9%
Economies
of scale
(core plus
acquisitions)
80–180bps
FY11
(Non-GAAP)
16.7–17.4%
FY14 estimate
(recurring +
key initiatives
+ event-driven)
Total EBIT margin improvement of ~400bps
by FY14 before event-driven revenue
3–4%
+6%
=9–10%
+2–3%
=11–13%
Return of
mutual fund
activity
should provide
additional
opportunity

By FY14 cash generation planned to expand
to $270-315M, plus $20–40M event-driven
$290-355M
Event-driven
$20–40M
FY14
FCF estimate
(Non-GAAP)
$270-315M
Core
operations
(recurring
revenue)
$82-127M
Key
initiatives and
restructuring
~$45M
FY11
FCF
(Non-GAAP)
~$143M
FY14 FCF
estimate (Non-
GAAP) incl.
event-driven

Since spin-off, we have reduced “spin debt”
and returned capital
Change
in cash
198
Debt
reduction
155
Tuck-in
acquisitions
395
Dividends
213
Buy-backs
392
Freed-up
capital
281
Free Cash
Flow
(Non-GAAP)
1,072
Capital
expenditures
& software
purchases
191
Cash flow
from
operations
(GAAP)
1,263
Use of cash FY07–11, $M
Focus on prudent capital stewardship
1. Gross buy-backs of $509 less proceeds from stock option exercises of $115
2. FY11 ending cash of $241 less beginning cash of $43
1
2

Our financial strategy is a key part of our
value creation strategy
35% dividend payout, but expect no less than 64 cents per
share annually subject to Board approval
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio
1
target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)

26 Appendix

Revenue Growth Drivers
Historical CAGR Actual 2Q 2Q YTD Forecast
(FY05-FY10)
FY11 FY12 FY12
FY12
6% (2)%
Total Revenue Growth
8% 11% 8-9%
4% 3%
Closed Sales
4% 3% 4-5%
(2)% (1)%
Client Losses
(1)% (1)% (1)%
2% 2%
Net New Business
3% 2% 3-4%
3% 1%
Internal Growth
(a)
1% 2% ~1%
0% 4%
Acquisitions
5% 5% ~3%
5% 7%
Total Recurring
9% 9% 7-8%
1% (6)%
Event-Driven
(b)
(1)% (1)% 0%
0% (4)%
Distribution
(c)
1% 2% ~1%
0% 1%
FX/Other
(1)% 1% 0%
13.1%
EBIT Margin
5.8% 6.2% ~14%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution includes pass-through fees from Matrix
(Recurring)
(Non-GAAP)

Revenue
Earnings
FY11 FY12 FY11 FY12 FY11 FY12 FY11 FY12
Q2 Q2 YTD Q2 YTD Q2 ($ in millions) Q2 Q2 YTD Q2 YTD Q2
$294 $317 $574 $630 ICS $3 $11 $9 $19
-25% 8% -18% 10% Growth %  /  Margin %  0.9% 3.3% 1.6% 3.0%
$146 $161 $288 $319 SPS $19 $20 $40 $48
9% 10% 9% 11%
Growth %  /  Margin %
13.2% 12.5% 14.0% 15.0%
$440 $478 $861 $949 Total Segments $22 $31 $49 $67
-16% 9% -11% 10%
Margin %
5.0% 6.4% 5.7% 7.1%
$0 $0 $0 $0 Other
(a)
($5) ($6) ($10) ($13)
$2 $2 $2 $7 FX
(b)
$2 $3 $3 $5
$442 $480 $864 $956 Total Broadridge (Non-GAAP)
(a)
$19 $28 $42 $59
-16% 8% -11% 11%
Growth %  /  Margin %
4.2% 5.8% 4.8% 6.2%
Interest & Other ($2) ($4) ($4) ($6)
Total EBT (Non-GAAP)
(a)
$17 $24 $37 $53
Margin %
3.7% 5.0% 4.3% 5.6%
Income taxes
(a)
($6) ($9) ($14) ($19)
Tax Rate 35.8% 35.8% 36.1% 36.1%
Total Net Earnings (Non-GAAP)
(a)
$11 $15 $24 $34
Margin %
2.4% 3.2% 2.8% 3.6%
IBM Migration costs $0 ($2) $0 ($4)
Penson OTTI charge $0 ($6) $0 ($6)
Non-GAAP Items (Net of Taxes) $0 ($8) $0 ($10)
Total Net Earnings (GAAP) $11 $7 $24 $24
Margin %
2.4% 1.4% 2.8%
Broadridge 2Q and YTD from Continuing Operations
2.5%
(a)
Diluted Shares 128 127 129 127
Diluted EPS (Non-GAAP)
(a)
$0.08 $0.12 $0.19 $0.27
Diluted EPS (GAAP) $0.08 $0.05 $0.18 $0.19
(b) Includes impacts of FX P&L and FX Transaction Activity.
(a) FY12 Q2 excludes the IBM Migration costs of $4M (after tax $2M, or $0.02 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact). FY12 YTD Q2 excludes the IBM Migration costs of $7M (after tax $4M, or $0.03 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact).

Broadridge FY12 Guidance from Continuing Operations
Revenue Earnings
FY11 FY12 Range FY11 FY12 Range
Actual Low High ($ in millions) Actual Low High
$1,559 $1,677 $1,688 ICS $213 $247 $257
-7% 7% 8%
Growth %  /  Margin %
13.7% 14.7% 15.2%
$594 $656 $672 SPS $87 $96 $112
11% 10% 13%
Growth %  /  Margin %
14.7% 14.7% 16.6%
$2,153 $2,333 $2,360 Total Segments $301 $343 $369
-2% 8% 10%
Margin %
14.0% 14.7% 15.6%
$0 $0 $0 Other
(a)
($25) ($30) ($36)
$14 $9 $12 FX
(b)
$9 $6 $8
$2,167 $2,342 $2,372
Total Broadridge (Non-GAAP)
(a)
$285 $319 $341
-2% 8% 9%
Growth %  /  Margin %
13.1% 13.6% 14.4%
Interest & Other ($8) ($14) ($14)
Total EBT (Non-GAAP)
(a)
$276 $305 $327
Margin %
12.7% 13.0% 13.8%
Income taxes
(a)
($100) ($113) ($121)
Recurring Closed Sales
Tax Rate 36.3% 37.0% 37.0%
FY12 Range
Segments
Low High
Total Net Earnings (Non-GAAP)
(a)
$176 $192 $206
ICS $65 $85
Margin %
8.1% 8.2% 8.7%
SPS $45 $65
Total $110 $150
IBM Migration costs ($4) ($21) ($21)
Penson OTTI charge - ($6) ($6)
Non-GAAP Items (Net of Taxes) ($4) ($27) ($27)
Total Net Earnings (GAAP) $172 $165 $179
Margin %
7.9% 7.1% 7.5%
(a)
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP)
(a)
$1.37 $1.50 $1.60
Diluted EPS (GAAP) $1.34 $1.29 $1.39
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(a) FY11 excludes the IBM Migration costs of $6M, after-tax $4M, or $0.03 EPS impact. FY12 excludes the IBM Migration costs of $33M (after tax $21M, or $0.16 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact).

Cash Flows From Other Investing and Financing Activities

Free Cash Flow (Non-GAAP)
Unaudited
($ in millions)
Six Months Ended
December 2011 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 24 $                             165 $                   179 $
Depreciation and amortization (includes other LT assets) 44 95 100
Stock-based compensation expense 13 31 31
Other (7) 2 10
Subtotal 74 293 320
Working capital changes 52 (15) (15)
Long-term assets & liabilities changes
(b)
(30) (55) (45)
Net cash flow provided by continuing operating activities 95 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (15) (10)
Penson (7) (7) (7)
Capital expenditures & software purchases (16) (65) (55)
Free cash flow (Non-GAAP)
(c)
67 $                             136 $                   188 $
Acquisitions (72) (73) (73)
Stock repurchases net of options proceeds (1) (1) (1)
Proceeds from borrowing net of debt repayments 70 - -
Dividends paid (58)
Cash Flow – YTD FY12 Results and FY12 Forecast
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our
128 million diluted weighted-average shares outstanding guidance.
(b) Includes IBM Migration costs of $(12)M and ~$(33)M for YTD Q2FY12 actual and FY12 guidance, respectively.
(c) FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs.  When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to ~$260M, with the mid-point of ~$235M.
(78) (78)
Other (8) (5) 5
Net change in cash and cash equivalents (3) (21) 41
Cash and cash equivalents, at the beginning of year 242 242 242
Cash and cash equivalents, at the end of period 238 $                           221 $                   283 $
FY12 Range
(a)

Revenues and Closed Sales FY05-FY12
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues
(a)
FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12
Mutual Fund Proxy 51 $         61 $         79 $         92 $         55 $         150 $       24% 39 $         30 $
Mutual Fund Supplemental 39 $         43 $         51 $         49 $         58 $         48 $         4% 44 $         50 $
Contest/ Specials/ Other Communications
38 $         49 $         73 $         59 $         67 $         59 $         9% 52 $         50 $
Total Event-Driven Fee Revenues 128 $       153 $       203 $       200 $       180 $       257 $       15% 135 $       130 $
Growth 20% 33% -1% -10% 43% -47%
Recurring Distribution Revenues
(b)
496 $       562 $       593 $       580 $       567 $       564 $       3% 573 $       ~$615
Growth 13% 6% -2% -2% -1% 2%
ED Distribution Revenues
(b)
153 $       169 $       228 $       228 $       190 $       217 $       7% 131 $       ~$130
Growth 10% 35% 0% -17% 14% -39%
Total Distribution Revenues 649 $       730 $       821 $       808 $       757 $       781 $       4% 704 $       ~$745
Growth 12% 12% -2% -6% 3% -10%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.
($ in millions)
FY05-10 Forecast FY11-12
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12 Growth Rates
ICS 444 $         513 $         519 $          558 $         583 $          610 $        7% 650 $        $706-715 9-10%
Growth 16% 1% 8% 4% 5% 7%
SPS 459 $         458 $         509 $          515 $         537 $          513 $        2% 522 $        $543-556 4-6%
Growth 0% 11% 1% 4% -4% 2%
Segment Recurring Fee Revenues 903 $         971 $         1,028 $       1,073 $      1,120 $       1,123 $    4% 1,172 $    $1,249-1,271 7-8%
Growth 7% 6% 4% 4% 0% 4%
Acquisitions 0 $              18 $            28 $             28 $            33 $             45 $          NM* 141 $        ~$210 ~50%
Total Recurring Fee Revenues 903 $         988 $         1,056 $       1,101 $      1,153 $       1,168 $    5% 1,313 $    $1,460-1,486 11-13%
9% 7% 4% 5% 1% 12%
Event-Driven 128 $         153 $         203 $          200 $         180 $          257 $        15% 135 $        ~$130 ~(4)%
Growth 20% 33% -1% -10% 43% -47%
Distribution 649 $         730 $         821 $          808 $         757 $          781 $        4% 704 $        ~$745 ~6%
Growth 12% 12% -2% -6% 3% -10%
Other/FX (25) $          (19) $          (12) $           22 $            (17) $           4 $            NM* 14 $          ~$10 NM*
Total BR Revenues 1,656 $      1,853 $      2,068 $       2,131 $      2,072 $       2,209 $    6% 2,167 $    $2,342-2,372 8-9%
Growth 12% 12% 3% -3% 7% -2%
Recurring Closed Sales 77 $            92 $            63 $             82 $            95 $             119 $        9% 113 $        $110-150
Growth 19% -32% 30% 16% 25% -5%
*NM= Not Meaningful
(cumulative)

Reconciliation of Non-GAAP to GAAP Measures
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our
128 million diluted weighted-average shares outstanding guidance.
(b) Includes IBM Migration costs of $(12)M and ~$(33)M for YTD Q2FY12 actual and FY12 guidance, respectively.
(c) FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs.  When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to ~$260M, with the mid-point of ~$235M.
EBIT Reconciliation 2Q11 2Q12 YTD11 YTD12 FY11 FY12 Range
($ in millions)
Actual Actual Actual Actual Actual Low High
EBIT from continuing operations (Non-GAAP / excluding IBM Migration costs and Penson OTTI charge) $19 $28 $42 $59 $285 $319 $341
Margin % 4.2% 5.8% 4.8% 6.2% 13.1% 13.6% 14.4%
Interest & Other ($2) ($4) ($4) ($6) ($8) ($14) ($14)
Total EBT from continuing operations (Non-GAAP / excluding IBM Migration costs and Penson OTTI charge) $17 $24 $37 $53 $276 $305 $327
Margin % 3.7% 5.0% 4.3% 5.6% 12.7% 13.0% 13.8%
IBM Migration costs -             ($4) -             ($7) ($6) ($33) ($33)
Penson OTTI charge -             ($10) -             ($10) $0 ($10) ($10)
Total EBT (GAAP) $17 $11 $37 $36 $270 $263 $285
Margin % 3.7% 2.2% 4.3% 3.8% 12.5% 11.2% 12.0%
EPS Reconciliation 2Q11 2Q12 YTD11 YTD12 FY11 FY12 Range
($ in millions)
Actual Actual Actual Actual Actual Low High
Diluted EPS from continuing operations (Non-GAAP) $0.08 $0.12 $0.18 $0.27 $1.37 $1.50 $1.60
IBM Migration costs -              (0.02) -              (0.03) (0.03) (0.16) (0.16)
Penson OTTI charge -              (0.05) -              (0.05) -              (0.05) (0.05)
Diluted EPS (GAAP) $0.08 $0.05 $0.18 $0.19 $1.34 $1.29 $1.39
Free Cash Flow Reconciliation FY07-FY11
($ in millions)
Cash Flow from Operations (GAAP) 1,263 $
Capital expenditures & software purchases 191 $
Free Cash Flow (Non-GAAP) 1,072 $
Free Cash Flow Reconciliation
Unaudited
($ in millions)
Six Months Ended
December 2011
Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 24 $                             165 $                   179 $
Depreciation and amortization (includes other LT assets) 44 95 100
Stock-based compensation expense 13 31 31
Other (7) 2 10
Subtotal 74 293 320
Working capital changes 52 (15) (15)
Long-term assets & liabilities changes (b)
(30) (55) (45)
Net cash flow provided by continuing operating activities 95 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (15) (10)
Penson (7) (7) (7)
Capital expenditures & software purchases (16) (65) (55)
Free cash flow (Non-GAAP) (c)
67 $                             136 $                   188 $
FY12 Range (a)

ICS Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
Key
Revenue
Drivers
Fee Revenues
FY09 FY10 FY11 Type
Proxy
Equities 272.5 $     276.5 $     279.5 $     RC
Stock Record Position Growth -2% -1% 0%
Pieces 288.0 293.2 283.8
2.50
Mutual Funds 55.0 $       149.7 $     39.0 $       ED
Pieces 73.5 204.2 51.4
Contests/Specials 26.9 $       20.6 $       15.0 $       ED
Pieces 30.8 26.0 15.8
Total Proxy 354.4 $     446.8 $     333.5 $
Total Pieces 392.3 523.4 351.0
Notice and Access Opt-in % 50% 54% 58%
Suppression % 50% 52% 53%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 78.1 $       88.8 $       102.1 $     RC
Position Growth 3% 6% 9%
Pieces 440.5 476.0 525.3
Mutual Funds (Supplemental Prospectuses) & Other 58.0 $       47.8 $       44.0 $       ED
Pieces 349.6 266.2 253.2
Total  Interims 136.1 $     136.6 $     146.1 $
Total Pieces 790.1 742.2 778.5
Transaction
Transaction Reporting/Customer Communications 132.0 $     142.8 $     155.9 $     RC
Reporting
Fulfillment Fulfillment
(a)
109.5 $     109.5 $     116.8 $     RC
Other
Other - Recurring
(b)
2.3 $        15.0 $       65.9 $       RC
Communications
Other - Event-Driven
(c)
39.9 $       38.3 $       37.0 $       ED
Total Other 42.2 $       53.3 $       102.9 $
Total Fee Revenues 774.2 $     889.0 $     855.2 $
Total Distribution Revenues
(d)
756.8 $     780.6 $     704.2 $
Total Revenues as reported - GAAP 1,531.0 $  1,669.6 $   1,559.4 $   FY12 Ranges
Low High
Total RC Fees 594.4 $     632.6 $     720.2 $     804 $     813 $
Total ED Fees 179.8 $     256.4 $     135.0 $     130 $     130 $
FY12 Ranges
Low High
Sales 1% 3% 2% 3% 4%
Losses 0% -1% 0% -1% -1%
Net New Business 1% 2% 2% 2% 3%
Internal growth 0% 0% 0% 1% 1%
Recurring (Excluding Acquisitions) 1% 2% 2% 3% 4%
Acquisitions 0% 1% 3% 2% 2%
Total Recurring 1% 3% 5% 5% 6%
Event-Driven -1% 5% -7% 0% 0%
Distribution -3% 1% -5% 2% 2%
TOTAL -3% 9% -7% 7% 8%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, NewRiver, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other event-driven includes 14.4M pieces for FY09, 10.5M pieces for FY10 and 8.3M pieces for FY11, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation

SPS and Outsourcing Key Segment Revenue
Stats
$ in millions
All Revenues are Recurring
FY09 FY10 FY11
Equity
Transaction-Based
Equity Trades 258.5 $    237.8 $    238.8 $
Internal Trade Growth 6% -2% 3%
Trade Volume (Average Trades per Day in '000) 1,602 1,542 1,572
Non-Transaction
Other Equity Services 193.6 $    195.4 $    211.0 $
Total Equity 452.1 $    433.3 $    449.8 $
Fixed Income
Transaction-Based
Fixed Income Trades 52.3 $      48.0 $      56.2 $
Internal Trade Growth 11% -6% 13%
Trade Volume (Average Trades per Day in '000) 287 283 324
Non-Transaction
Other Fixed Income Services 29.4 $      29.5 $      29.9 $
Total Fixed Income 81.7 $      77.5 $      86.1 $
Outsourcing
Outsourcing 25.1 $      25.0 $      57.7 $
# of Clients 6 9 11
Total Net Revenue as reported - GAAP 558.9 $    535.9 $    593.6 $
Sales 6% 6% 4% 6% 6%
Losses -4% -4% -3% -1% -1%
Key
Net New Business 2% 2% 1% 5% 5%
Revenue
Transaction & Non-transaction 5% -2% 3% 1% 4%
Drivers
Concessions -3% -4% -2% -2% -2%
Internal growth 2% -6% 1% -1% 2%
Acquisitions 1% 0% 9% 6% 6%
TOTAL 5% -4% 11% 10% 13%
FY12 Ranges
Low
High

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Other Communications

Other – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.

Broadridge

35 Broadridge ICS Definitions